EXHIBIT 24.1
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James Dimon, Michael J. Cavanagh, Mark I. Kleinman and Anthony J. Horan, each as his/her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his/her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of JPMorgan Chase & Co. (the “Registrant”) for the fiscal year ended December 31, 2005 (the “Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his/her name in his/her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as he may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he/she might or could do in person, and hereby ratifies and confirms that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of August 2006.

/s/ John H. Biggs
Director

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James Dimon, Michael J. Cavanagh, Mark I. Kleinman and Anthony J. Horan, each as his/her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his/her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of JPMorgan Chase & Co. (the “Registrant”) for the fiscal year ended December 31, 2005 (the “Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his/her name in his/her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as he may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he/she might or could do in person, and hereby ratifies and confirms that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of August 2006.

/s/ Stephen B. Burke
Director

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James Dimon, Michael J. Cavanagh, Mark I. Kleinman and Anthony J. Horan, each as his/her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his/her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of JPMorgan Chase & Co. (the “Registrant”) for the fiscal year ended December 31, 2005 (the “Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his/her name in his/her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as he may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he/she might or could do in person, and hereby ratifies and confirms that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of August 2006.

/s/ James S. Crown
Director

159A

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James Dimon, Michael J. Cavanagh, Mark I. Kleinman and Anthony J. Horan, each as his/her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his/her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of JPMorgan Chase & Co. (the “Registrant”) for the fiscal year ended December 31, 2005 (the “Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his/her name in his/her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as he may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he/she might or could do in person, and hereby ratifies and confirms that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of August 2006.

/s/ Ellen V. Futter
Director

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James Dimon, Michael J. Cavanagh, Mark I. Kleinman and Anthony J. Horan, each as his/her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his/her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of JPMorgan Chase & Co. (the “Registrant”) for the fiscal year ended December 31, 2005 (the “Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his/her name in his/her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as he may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he/she might or could do in person, and hereby ratifies and confirms that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of August 2006.

/s/ William H. Gray, III
Director

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James Dimon, Michael J. Cavanagh, Mark I. Kleinman and Anthony J. Horan, each as his/her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his/her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of JPMorgan Chase & Co. (the “Registrant”) for the fiscal year ended December 31, 2005 (the “Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his/her name in his/her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as he may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he/she might or could do in person, and hereby ratifies and confirms that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of August 2006.

/s/ Laban P. Jackson, Jr.
Director

159B

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James Dimon, Michael J. Cavanagh, Mark I. Kleinman and Anthony J. Horan, each as his/her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his/her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of JPMorgan Chase & Co. (the “Registrant”) for the fiscal year ended December 31, 2005 (the “Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his/her name in his/her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as he may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he/she might or could do in person, and hereby ratifies and confirms that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of August 2006.

/s/ John W. Kessler
Director

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James Dimon, Michael J. Cavanagh, Mark I. Kleinman and Anthony J. Horan, each as his/her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his/her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of JPMorgan Chase & Co. (the “Registrant”) for the fiscal year ended December 31, 2005 (the “Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his/her name in his/her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as he may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he/she might or could do in person, and hereby ratifies and confirms that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of August 2006.

/s/ Robert I. Lipp
Director

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James Dimon, Michael J. Cavanagh, Mark I. Kleinman and Anthony J. Horan, each as his/her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his/her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of JPMorgan Chase & Co. (the “Registrant”) for the fiscal year ended December 31, 2005 (the “Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his/her name in his/her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as he may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he/she might or could do in person, and hereby ratifies and confirms that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of August 2006.

/s/ Richard A. Manoogian
Director

159C

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James Dimon, Michael J. Cavanagh, Mark I. Kleinman and Anthony J. Horan, each as his/her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his/her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of JPMorgan Chase & Co. (the “Registrant”) for the fiscal year ended December 31, 2005 (the “Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his/her name in his/her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as he may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he/she might or could do in person, and hereby ratifies and confirms that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of August 2006.

/s/ David C. Novak
Director

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James Dimon, Michael J. Cavanagh, Mark I. Kleinman and Anthony J. Horan, each as his/her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his/her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of JPMorgan Chase & Co. (the “Registrant”) for the fiscal year ended December 31, 2005 (the “Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his/her name in his/her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as he may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he/she might or could do in person, and hereby ratifies and confirms that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of August 2006.

/s/ Lee R. Raymond
Director

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James Dimon, Michael J. Cavanagh, Mark I. Kleinman and Anthony J. Horan, each as his/her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his/her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of JPMorgan Chase & Co. (the “Registrant”) for the fiscal year ended December 31, 2005 (the “Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his/her name in his/her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as he may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he/she might or could do in person, and hereby ratifies and confirms that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of August 2006.

/s/ William C. Weldon
Director

159D